UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

CYTOKINETICS, INCORPORATED
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50633	94-3291317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

350 Oyster Point Blvd., South San Francisco, California 94080
(Address of Principal Executive Offices) (Zip Code)

(650) 624-3000

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CYTK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 8, 2022, (the “Effective Date”), the Board of Directors (the “Board”) of Cytokinetics, Incorporated (the “Company”) appointed, upon the recommendation of the Nominating and Governance Committee of the Board, Robert A. Harrington, M.D. to fill a vacant Board seat and to serve as a member of the Board with an initial term expiring at the Company’s 2024 annual meeting of stockholders. The Board also appointed Dr. Harrington as a member of the Company’s Science and Technology Committee.

There are no arrangements or understandings between Dr. Harrington and any other persons pursuant to which he was selected as a director of the Company. The Board has determined that Dr. Harrington is independent under the Company’s Corporate Governance Guidelines, applicable U.S. Securities and Exchange Commission (the “SEC”) requirements and Nasdaq listing standards. There is no transaction involving Dr. Harrington that requires disclosure under Item 404(a) of Regulation S-K.

Dr. Harrington will participate in the Company’s non-employee director compensation arrangements, which are generally described under the heading “Director Compensation” in the Company’s Proxy Statement for its 2021 Annual Meeting of Stockholders as filed with the SEC on April 7, 2021. Under these arrangements, Dr. Harrington will receive an annual retainer of $45,000 starting on the Effective Date, with payment pro-rated for any partial period of service. In addition, on the Effective Date, Dr. Harrington received an option to purchase 35,000 shares of the Company’s common stock, which will vest monthly over three years, subject to is continuous service as a member of the Board. The Company also entered into its standard form of indemnification agreement with Dr. Harrington.

Also on the Effective Date, L. Patrick Gage, Ph.D. resigned as a director of Cytokinetics. Dr. Gage’s resignation was not a result of any disagreement with Cytokinetics on any matter relating to Cytokinetics’s operations, policies or practices. As a result of Dr. Gage’s resignation, John T. Henderson, M.D. was appointed as Chairman of the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTOKINETICS, INCORPORATED

Date: April 8, 2022	By:	/s/ Ching Jaw
Ching Jaw
Senior Vice President, Chief Financial Officer